UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2007
SunCom Wireless, Inc.
(Exact name of Registrant as specified in charter)

DELAWARE	333-57715	23-2930873
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1100 Cassatt Road		19312
Berwyn, Pennsylvania		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (610) 651-5900
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Amendment of Material Definitive Agreements
Item 5.02 Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment to Employment Agreement - Kalogris
Amendment to Employment Agreement - Robinson
Amendment to Employment Agreement - Haskell

Item 1.01. Amendment of Material Definitive Agreements.
Amendment of Michael Kalogris Employment Agreement
On January 31, 2007, SunCom Wireless Holdings, Inc. (“SunCom Holdings”), SunCom Wireless Management Company, Inc. (“SunCom Management Company”), a subsidiary of SunCom Wireless, Inc. (the “Company”), and Michael E. Kalogris entered into an amendment (the “Kalogris Amendment”) to Mr. Kalogris’ Employment Agreement dated February 4, 1998, as amended (the “Kalogris Employment Agreement”).
The Kalogris Amendment provides that Mr. Kalogris will be eligible to receive increased severance benefits from and after the occurrence of a Triggering Event. “Triggering Event” is defined in the Kalogris Amendment as the earlier to occur of (1) the closing of an exchange transaction in which certain holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 (in each case issued by the Company) exchange such notes for shares of SunCom Holdings’ Class A Common Stock, par value $0.01 per share; and (2) at least two (2) of the following three (3) current members of the board of directors of SunCom Holdings cease to be members of the board for any reason: Scott Anderson, Mathias DeVito and Arnold Sheiffer.
If a Triggering Event occurs, Mr. Kalogris will be entitled to the following severance benefits if his employment is subsequently terminated (a) by SunCom Management Company without cause, (b) by the SunCom Management Company by notice of non-renewal at the conclusion of his current term of employment (i.e. February 3, 2010), (c) by Mr. Kalogris for “Good Reason” (as defined in the Kalogris Employment Agreement”), or (d) by reason of Mr. Kalogris’ death or disability:
1. Two times his base salary as of the date of termination;
2. Two times his full target annual bonus for the calendar year during which the termination occurs (calculated as if 100% of his bonus-related goals for such year have been met);
3. Immediate vesting of all unvested shares of stock of SunCom Holdings owned by Mr. Kalogris as of the date of such termination; and
4. Continuation of his then existing medical, dental and prescription drug coverage for a period of 24 months following the termination of his employment.
If a Triggering Event does not occur, Mr. Kalogris would remain eligible to receive the severance benefits provided for in the Kalogris Employment Agreement prior to the Kalogris Amendment.
The Kalogris Amendment also provides for the establishment of a Sale Bonus Pool which would be shared by Mr. Kalogris, the Company’s Executive Vice President for Operations (William Robinson), and the Company’s Executive Vice President and Chief Financial Officer (Eric Haskell). Upon the closing of a Sale Transaction (as defined in the Kalogris Amendment) involving SunCom Holdings following a Triggering Event, the Sale Bonus Pool would be funded in the amount of:
1. One-half of one percent (0.5%) of the Sale Proceeds (as defined in the Kalogris Amendment) payable to SunCom Holdings, its affiliates and/or its stockholders in such sale transaction in excess of One Billion Seven Hundred Million Dollars ($1,700,000,000) and up to Two Billion Dollars ($2,000,000,000); and
2. One percent (1.0%) of the Sale Proceeds payable to SunCom Holdings, its affiliates and/or its stockholders in such sale transaction in excess of Two Billion Dollars ($2,000,000,000).

Mr. Kalogris is entitled to receive 50% of the Sale Bonus Pool.
Amendment of William Robinson Employment Agreement
On January 31, 2007, SunCom Holdings, SunCom Management Company and William Robinson entered into an amendment (the “Robinson Amendment”) to Mr. Robinson’s Employment Agreement dated March 7, 2005, as amended (the “Robinson Employment Agreement”).
The Robinson Amendment provides that Mr. Robinson will be eligible to receive increased severance benefits from and after the occurrence of a Triggering Event. “Triggering Event” is defined in the Robinson Amendment as the earlier to occur of (1) the closing of an exchange transaction in which certain holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 (in each case issued by the Company) exchange such notes for shares of SunCom Holdings’ Class A Common Stock, par value $0.01 per share; and (2) at least two (2) of the following three (3) current members of the board of directors of SunCom Holdings cease to be members of the board for any reason: Scott Anderson, Mathias DeVito and Arnold Sheiffer.
If a Triggering Event occurs, Mr. Robinson will be entitled to the following severance benefits if his employment is subsequently terminated (a) by the SunCom Management Company without cause, (b) by the SunCom Management Company or Mr. Robinson by notice of non-renewal at the conclusion of his current term of employment (i.e. February 3, 2009), (c) by Mr. Robinson by notice of voluntary termination at the conclusion of his current term of employment (i.e. February 3, 2009), (d) by Mr. Robinson for “Good Reason” (as defined in the Robinson Employment Agreement), or (e) by reason of Mr. Robinson’s death or disability:
1. Two times his base salary as of the date of termination;
2. Two times his full target annual bonus for the calendar year during which the termination occurs (calculated as if 100% of his bonus-related goals for such year have been met);
3. Immediate vesting of all unvested shares of stock of SunCom Holdings owned by Mr. Robinson as of the date of such termination; and
4. Continuation of his then existing medical, dental and prescription drug coverage for a period of 24 months following the termination of his employment.
If a Triggering Event does not occur, Mr. Robinson would remain eligible to receive the severance benefits provided for in the Robinson Employment Agreement prior to the Robinson Amendment.
The Robinson Amendment also provides for the establishment of a Sale Bonus Pool which would be shared by Mr. Robinson, the Company’s Chairman and Chief Executive Officer (Michael Kalogris), and the Company’s Executive Vice President and Chief Financial Officer (Eric Haskell). Upon the closing of a Sale Transaction (as defined in the Robinson Amendment) involving SunCom Holdings following a Triggering Event, the Sale Bonus Pool would be funded in the amount of:
1. One-half of one percent (0.5%) of the Sale Proceeds (as defined in the Robinson Amendment) payable to SunCom Holdings, its affiliates and/or its stockholders in such Sale Transaction in excess of One Billion Seven Hundred Million Dollars ($1,700,000,000) and up to Two Billion Dollars ($2,000,000,000); and

2. One percent (1.0%) of the Sale Proceeds payable to SunCom Holdings, its affiliates and/or its stockholders in such Sale Transaction in excess of Two Billion Dollars ($2,000,000,000).
Mr. Robinson is entitled to receive 25% of the Sale Bonus Pool.
The Robinson Amendment also makes the following modifications to the Robinson Employment Agreement:
1. The definition of “Cause” has been modified to substantially conform it to the definition of “Cause” in the Kalogris Employment Agreement; and
2. Mr. Robinson’s non-competition covenant has been modified to provide that he will not be in breach of such covenant if following any termination of his employment he accepts employment with (or agrees to provide consulting services as an independent contractor to) any entity engaged in the business of selling personal communications services or personal communications handsets and accessories so long as: (A) Mr. Robinson’s duties and responsibilities for the new employer are not primarily operational in nature and the new employer either (I) provides services throughout the United States or (II) does not provide services in the Southeastern region of the United States; or (B) Mr. Robinson’s duties and responsibilities for the new employer are primarily operational in nature and either (I) the new employer does not provide services in the Southeastern region of the United States or (B) Mr. Robinson’s duties for the new employer do not involve the Southeastern region of the United States.
Amendment of Eric Haskell Employment Agreement
On January 31, 2007, SunCom Holdings, SunCom Management Company and Eric Haskell entered into an amendment (the “Haskell Amendment”) to Mr. Haskell’s Employment Agreement dated May 26, 2006, as amended (the “Haskell Employment Agreement”).
The Haskell Amendment provides that Mr. Haskell will be eligible to receive increased severance benefits from and after the occurrence of a Triggering Event. “Triggering Event” is defined in the Haskell Amendment as the earlier to occur of (1) the closing of an exchange transaction in which certain holders of the 9-3/8% Senior Subordinated Notes due 2011 and 8-3/4% Senior Subordinated Notes due 2011 (in each case issued by the Company) exchange such notes for shares of SunCom Holdings’ Class A Common Stock, par value $0.01 per share; and (2) at least two (2) of the following three (3) current members of the board of directors of SunCom Holdings cease to be members of the board for any reason: Scott Anderson, Mathias DeVito and Arnold Sheiffer.
If a Triggering Event occurs, Mr. Haskell will be entitled to the following severance benefits if his employment is subsequently terminated (a) by SunCom Management Company without cause, (b) by SunCom Management Company by notice of non-renewal during the then current 60-day renewal term, (c) by Mr. Haskell for “Good Reason” (as defined in the Haskell Employment Agreement), or (d) by reason of Mr. Haskell’s death or disability:
1. His base salary as of the date of termination;
2. His full target annual bonus for the calendar year during which the termination occurs (calculated as if 100% of his bonus-related goals for such year have been met);
3. Immediate vesting of all unvested shares of stock of SunCom Holdings owned by Mr. Haskell as of the date of such termination; and

4. Continuation of his then existing medical, dental and prescription drug coverage for a period of 24 months following the termination of his employment.
In addition, the Haskell Amendment provides that the Haskell Employment Agreement will terminate automatically and that Mr. Haskell will be entitled to the increased severance benefits described above upon the occurrence of the following events:
1. If a debt-for-equity exchange transaction has not been consummated, upon the earlier to occur of (a) SunCom Holdings’ hiring of Mr. Haskell’s successor and (B) the close of business on June 29, 2007;
2. If a debt-for-equity exchange transaction has been consummated and the process leading to a sale transaction involving SunCom Holdings is initiated but not proceeding successfully (in the reasonable judgment of Mr. Haskell) or such process is terminated, upon the close of business on September 28, 2007; or
3. If a debt-for-equity exchange transaction has been consummated and the process leading to a sale transaction involving SunCom Holdings is proceeding successfully (in the reasonable judgment of Mr. Haskell), upon the earlier to occur of (a) the closing of such sale transaction and (b) the close of business on December 31, 2007.
The Haskell Amendment also provides for the establishment of a Sale Bonus Pool which would be shared by Mr. Haskell, the Company’s Chairman and Chief Executive Officer (Michael Kalogris), and the Company’s Executive Vice President for Operations (William Robinson). Upon the closing of a Sale Transaction (as defined in the Haskell Amendment) involving SunCom Holdings following a Triggering Event, the Sale Bonus Pool would be funded in the amount of:
1. One-half of one percent (0.5%) of the Sale Proceeds (as defined in the Haskell Amendment) payable to SunCom Holdings, its affiliates and/or its stockholders in such Sale Transaction in excess of One Billion Seven Hundred Million Dollars ($1,700,000,000) and up to Two Billion Dollars ($2,000,000,000); and
2. One percent (1.0%) of the Sale Proceeds payable to SunCom Holdings, its affiliates and/or its stockholders in such Sale Transaction in excess of Two Billion Dollars ($2,000,000,000).
Mr. Haskell is entitled to receive 25% of the Sale Bonus Pool.
The Haskell Amendment also modifies the definition of “Cause” in the Haskell Employment Agreement to substantially conform it to the definition of “Cause” in the Kalogris Employment Agreement.
The foregoing descriptions are qualified in their entirety by reference to the Kalogris Amendment, the Robinson Amendment and the Haskell Amendment attached to this Form 8-K as Exhibits 10.1, 10.2, and 10.3 respectively.
Item 5.02 Compensatory Arrangements of Certain Officers.
      Michael Kalogris, the Company’s Chairman and Chief Executive Officer, William Robinson, the Company’s Executive Vice President of Operations, and Eric Haskell, the Company’s Executive Vice President and Chief Financial Officer, have entered into the Kalogris Amendment, the Robinson Amendment and the Haskell Amendment, respectively. A full description of transactions contemplated by the Kalogris Amendment, the Robinson Amendment and the Haskell Amendment is set forth in Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
10.1 Amendment to Employment Agreement, dated as of January 31 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and Michael Kalogris.
10.2 Amendment to Employment Agreement, dated as of January 31, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and William Robinson.
10.3 Amendment to Employment Agreement, dated as of January 31, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and Eric Haskell.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOM WIRELESS, INC.
Date: February 1, 2007	By:	/s/Eric Haskell
		Name:	Eric Haskell
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Amendment to Employment Agreement, dated as of January 31, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and Michael Kalogris.

10.2	Amendment to Employment Agreement, dated as of January 31, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and William Robinson.

10.3	Amendment to Employment Agreement, dated as of January 31, 2007, by and among SunCom Wireless Holdings, Inc., SunCom Wireless Management Company, Inc. and Eric Haskell.